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                        MFS(R) SPECIAL OPPORTUNITIES FUND

                      Supplement to the Current Prospectus



         The Board of Trustees which oversees the Fund decided today to terminate the Fund effective February 19, 1999, or as soon thereafter as practicable (the "Termination Date"). In connection with the termination of the Fund, the Board of Trustees has suspended the sale of the Fund's shares effective immediately. Consequently, purchase orders for Fund shares received on or after February 10, 1999, will be rejected by the Fund.

         Enclosed is a formal Notice of Termination which is designed to answer any questions concerning the Fund's termination. As described more fully in this Notice, until the Termination Date, you may choose to exchange your shares for shares of the same class of any fund in the MFS Family of Funds(R) which permits exchanges at such fund's then current net asset value or, if your shares are held outside of an MFS-sponsored retirement plan, to redeem your Fund shares. If you take no action, your shares will automatically be exchanged on the Termination Date for shares of the MFS(R) Money Market Fund ("MonMk").

         MonMk, a member of the MFS Family of Funds(R), seeks to provide as high a level of current income as is consistent with the preservation of capital and liquidity. MonMk's prospectus is enclosed with the Notice of Termination.


                THE DATE OF THIS SUPPLEMENT IS FEBRUARY 10, 1999.

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                         MFS SPECIAL OPPORTUNITIES FUND

                              NOTICE OF TERMINATION

         NOTICE IS HEREBY GIVEN that the Trustees of MFS Series Trust I (the "Trust") have exercised their right, pursuant to Section 9.2(a) of the Trust's Amended and Restated Declaration of Trust dated January 6, 1995, as amended, to terminate MFS Special Opportunities Fund, a series of the Trust ("SOF"), effective February 19, 1999, or as soon thereafter as practicable (the "Termination Date"), at which time the Trustees will commence winding up the affairs of SOF.

EXCHANGE PRIVILEGE

         Prior to 4:00 p.m. (Eastern time) on the Termination Date, any outstanding shares of SOF may be exchanged at your option for shares of the same class of beneficial interest of any fund in the MFS Family of Funds which permits exchanges at such fund's net asset value on the date the request is received for processing, or if your shares are held outside of an MFS-sponsored retirement plan, you may exercise an option available under the withdrawal programs referenced in SOF's Prospectus. Unless you notify SOF of your election otherwise, at 4:00 p.m. (Eastern time) on the Termination Date, all the outstanding shares of SOF automatically will be converted into the same class of shares of MFS Money Market Fund ("MonMk") at MonMk's net asset value on that date, ($1.00 per share) without action by you and without assessment of any sales charge or other fees. We want to emphasize, therefore, that if you wish to exchange your shares for shares of MonMk, you do not need to take any action; the shares automatically will be exchanged on the Termination Date.

Exchange Procedure. Each outstanding share of SOF will be exchanged for shares of MonMk at 4:00 p.m. (Eastern time) on the Termination Date, unless SOF is notified by a shareholder of an election to have such shares redeemed or exchanged for shares of another fund in the MFS Family of Funds prior to such time.

Unless such notification is received from you, your shares will be exchanged automatically and without charge for the number of shares of MonMk that can be purchased at MonMk's net asset value, ($1.00 per share), on the Termination Date and such shares will be registered in the name or names (with the address(e) and taxpayer identification number(s) or social security number(s)), in which such shares are presently registered.

Effective Date of Exchange. The exchange of outstanding shares will be deemed to have been effective at 4:00 p.m. (Eastern time) on the Termination Date, and at such time the rights of the holders of such shares as such holders will cease, and the person(s) in whose names such shares of MonMk are issuable upon such exchange will be deemed to have become record holder(s) of such shares of MonMk on that date.

Outstanding  Certificates.   Shareholders  must  return  all  outstanding  share
certificates (if any were issued) by certified mail, return receipt requested, to the MFS Service Center, Inc. Effective at 4:00 p.m. (Eastern time) on the Termination Date, certificates of shares of SOF will no longer represent an interest in SOF but will be evidence for the right to receive shares of the
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same class of MonMk. If your  certificates  have been lost or destroyed,  please notify MFS Service Center, Inc. at 1-800-225-2606 for instruction.

SOF will reimburse you, upon request, for any costs incurred in forwarding your certificates by certified mail, return receipt requested. No certificates representing shares of MonMk will be issued to shareholders who do not return share certificates previously issued to them, unless such certificates have been lost or destroyed and instructions from MFS Service Center, Inc. regarding such loss have been followed.

TERMINATION DATE AND TERMS OF LIQUIDATION

Termination Date.  February 19, 1999

Liquidation Price. The payment to be received by shareholders who elect to receive liquidation proceeds for their shares will be 100% of the net asset value of the shares on the date of receipt of the liquidation request.

Liquidation Procedure. Payment of the amount to be received on liquidation will be made by the Shareholder Servicing Agent of SOF, MFS Service Center, Inc., to shareholders who have elected to receive the proceeds of the liquidation of SOF in cash, as evidenced by their submission of a redemption request for receipt by MFS Service Center, Inc. on or before the Termination Date. Redemption requests must be made in accordance with SOF's Prospectus. Payment will normally be made on the next business day following receipt by the Shareholder Servicing Agent of the redemption request and any outstanding share certificates (see below for instructions for the return of outstanding certificates).

Cessation of Rights of Shareholders. As of the time and date that payment of liquidation proceeds is made to holders of shares electing liquidation, but in no event later than 4:00 p.m. (Eastern time) on the Termination Date, such liquidated shares will no longer be deemed outstanding and all rights with respect thereto will cease after that date.

Outstanding Certificates. Shareholders must return all outstanding share certificates (if any were issued) by certified mail, return receipt requested, to the MFS Service Center, Inc. using the enclosed envelope. Effective at 4:00 p.m. (Eastern time) on the Termination Date, certificates for shares of SOF will no longer represent an interest in SOF but will be evidence of the right to receive shares of the same class of MonMk; therefore, you are urged to send in your certificates for receipt on or before the Termination Date. If your certificates have been lost or destroyed, please notify MFS Service Center, Inc. at l-800-225-2606 for instructions. SOF will, upon request, reimburse you for any costs incurred in forwarding your certificates by certified mail, return receipt requested. Liquidation proceeds will not be paid to shareholders who do not return share certificates previously issued to them, unless such certificates have been lost or destroyed and instructions from MFS Service Center, Inc. regarding such loss have been followed.
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TAX TREATMENT

Any gain or loss realized by a shareholder on an exchange or liquidation of the shares will be a taxable gain or loss for federal income tax purposes. Special tax rules may affect the computation of any gain or loss, depending on the length of time the shareholder has held the shares. SOF suggests that holders of the shares consult their own tax advisers regarding federal, state and local tax treatment applicable to them resulting from exchange or liquidation of the shares.